Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Developing Growth Fund

For the period ended October 31, 2025

Schedule of Investments (unaudited)

October 31, 2025

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.22%

COMMON STOCKS 99.22%

Aerospace & Defense 12.38%
AeroVironment, Inc.*	97,036	$35,894,587
BWX Technologies, Inc.	94,230	20,128,470
Carpenter Technology Corp.	132,572	41,879,495
Karman Holdings, Inc.*	445,267	37,509,292
Kratos Defense & Security Solutions, Inc.*	472,328	42,792,917
Loar Holdings, Inc.*	306,965	24,290,140
Mercury Systems, Inc.*	326,409	25,267,321
Rocket Lab Corp.*	311,472	19,616,506
Woodward, Inc.	39,000	10,222,290
Total		257,601,018

Automobile Components 2.04%
Modine Manufacturing Co.*	277,579	42,527,879

Beverages 1.51%
Celsius Holdings, Inc.*	519,971	31,317,853

Biotechnology 14.40%
Abivax SA ADR*	206,774	21,177,793
Arcellx, Inc.*	243,355	21,962,789
Ascendis Pharma AS ADR*	106,028	21,375,245
Bridgebio Pharma, Inc.*	615,744	38,570,204
Cidara Therapeutics, Inc.*	145,472	15,891,361
Insmed, Inc.*	252,349	47,845,371
Madrigal Pharmaceuticals, Inc.*	71,627	30,004,550
Mirum Pharmaceuticals, Inc.*	264,226	19,196,019
Natera, Inc.*	110,320	21,945,958
Nuvalent, Inc. Class A*	101,270	10,058,136
PTC Therapeutics, Inc.*	265,458	18,133,436
Revolution Medicines, Inc.*	179,727	10,575,137
Rhythm Pharmaceuticals, Inc.*	202,170	22,998,859
Total		299,734,858
Investments	Shares	Fair Value
Broadline Retail 0.96%
Ollie’s Bargain Outlet Holdings, Inc.*	164,780	$19,907,072

Capital Markets 3.42%
Bullish (Cayman Islands)*(a)(b)	133,424	6,747,252
Evercore, Inc. Class A	104,075	30,656,332
Miami International Holdings, Inc.*	111,294	4,863,548
Piper Sandler Cos.	90,693	28,954,647
Total		71,221,779

Communications Equipment 1.54%
Calix, Inc.*	469,439	32,119,016

Construction & Engineering 11.12%
Argan, Inc.	131,762	40,346,842
Comfort Systems USA, Inc.	75,092	72,507,333
Construction Partners, Inc. Class A*	315,508	36,078,340
IES Holdings, Inc.*	62,369	24,441,164
Legence Corp. Class A*(b)	352,056	14,564,557
MasTec, Inc.*	164,877	33,661,288
Sterling Infrastructure, Inc.*	25,853	9,769,849
Total		231,369,373

Consumer Finance 0.47%
Figure Technology Solutions, Inc. Class A*	244,456	9,680,458

Diversified Consumer Services 1.69%
Adtalem Global Education, Inc.*	194,739	19,088,317
Universal Technical Institute, Inc.*	538,893	16,015,900
Total		35,104,217

Electrical Equipment 1.98%
Bloom Energy Corp. Class A*	120,972	15,987,659
Generac Holdings, Inc.*	57,657	9,687,529
NEXTracker, Inc. Class A*	152,349	15,420,766
Total		41,095,954

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

October 31, 2025

Investments	Shares	Fair Value
Electronic Equipment, Instruments & Components 3.63%
Fabrinet (Thailand)*(a)	72,680	$32,020,628
Mirion Technologies, Inc.*	1,481,325	43,506,515
Total		75,527,143

Food Products 0.43%
Vital Farms, Inc.*	274,792	9,026,917

Ground Transportation 0.77%
Lyft, Inc. Class A*	786,814	16,098,214

Health Care Equipment & Supplies 3.15%
iRhythm Technologies, Inc.*	196,327	36,772,047
Penumbra, Inc.*	83,537	18,993,808
TransMedics Group, Inc.*	74,889	9,850,899
Total		65,616,754

Health Care Providers & Services 6.03%
GeneDx Holdings Corp.*	281,529	38,544,135
Guardant Health, Inc.*	703,622	65,450,919
Hinge Health, Inc. Class A*	431,250	21,459,000
Total		125,454,054

Health Care Technology 2.64%
Doximity, Inc. Class A*	381,533	25,181,178
HeartFlow, Inc.*	405,975	15,086,031
Waystar Holding Corp.*	410,357	14,711,298
Total		54,978,507

Hotels, Restaurants & Leisure 3.05%
Dutch Bros, Inc. Class A*	262,559	14,582,527
Life Time Group Holdings, Inc.*	538,261	13,311,195
Planet Fitness, Inc. Class A*	205,137	18,603,874
Sportradar Group AG Class A (Switzerland)*(a)	666,134	17,059,692
Total		63,557,288

Interactive Media & Services 1.67%
Reddit, Inc. Class A*	166,136	34,714,117
Investments	Shares	Fair Value
Machinery 2.49%
Crane Co.	135,907	$25,822,330
RBC Bearings, Inc.*	60,832	26,068,337
Total		51,890,667

Personal Care Products 1.15%
elf Beauty, Inc.*	121,299	14,815,460
Oddity Tech Ltd. Class A (Israel)*(a)	202,738	9,173,894
Total		23,989,354

Pharmaceuticals 1.56%
Tarsus Pharmaceuticals, Inc.*	472,002	32,478,458

Semiconductors & Semiconductor Equipment 10.80%
Astera Labs, Inc.*	160,417	29,946,645
Credo Technology Group Holding Ltd.*	413,906	77,657,044
MACOM Technology Solutions Holdings, Inc.*	163,025	24,148,893
Nova Ltd. (Israel)*(a)	100,620	34,677,677
Rambus, Inc.*	344,014	35,378,400
SiTime Corp.*	79,327	22,976,272
Total		224,784,931

Software 8.91%
Agilysys, Inc.*	80,428	10,090,497
D-Wave Quantum, Inc. (Canada)*(a)(b)	619,400	22,954,964
Guidewire Software, Inc.*	155,401	36,307,890
JFrog Ltd.*	451,633	21,443,535
Life360, Inc.*	266,351	26,291,507
Netskope, Inc. Class A*	452,133	10,688,424
Rubrik, Inc. Class A*	246,485	18,552,926
ServiceTitan, Inc. Class A*	226,076	21,332,531
Unity Software, Inc.*	467,265	17,709,343
Total		185,371,617

Trading Companies & Distributors 1.43%
FTAI Aviation Ltd.	171,742	29,694,192
Total Common Stocks (cost $1,343,812,202)		2,064,861,690

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

October 31, 2025

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 2.82%

Repurchase Agreements 1.41%
Repurchase Agreement dated 10/31/2025, 3.500% due 11/3/2025 with Fixed Income Clearing Corp. collateralized by $11,540,300 of U.S. Treasury Note at 1.250% due 12/31/2026; $18,351,400 of U.S. Treasury Note at 4.250% due 12/31/2026; value: $29,987,323; proceeds: $29,407,756 (cost $29,399,182)	$29,399,182	$29,399,182

Time Deposits 0.14%
CitiBank N.A.(c) (cost $2,925,809)	2,925,809	2,925,809
Investments	Shares	Fair Value
Money Market Funds 1.27%
Fidelity Government Portfolio(c) (cost $26,332,277)	26,332,277	$26,332,277
Total Short-Term Investments (cost $58,657,268)		58,657,268
Total Investments in Securities 102.04% (cost $1,402,469,470)		2,123,518,958
Other Assets and Liabilities – Net (2.04)%		(42,487,129)
Net Assets 100.00%		$2,081,031,829

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

October 31, 2025

The following is a summary of the inputs used as of October 31, 2025 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$2,064,861,690	$–	$–	$2,064,861,690
Short-Term Investments
Repurchase Agreements	–	29,399,182	–	29,399,182
Time Deposits	–	2,925,809	–	2,925,809
Money Market Funds	26,332,277	–	–	26,332,277
Total	$2,091,193,967	$32,324,991	$–	$2,123,518,958

(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a pricing committee (the “Pricing Committee”) that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-ended money market funds are valued at their net asset value as of the close of each business day.

Notes to Schedule of Investments (unaudited)(continued)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of October 31, 2025 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any

Notes to Schedule of Investments (unaudited)(concluded)

additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of October 31, 2025, the market value of securities loaned and collateral received were as follows:

Funds	Market Value of Securities Loaned	Collateral Received
	$29,240,452	$29,258,086

QPHR-DEV-1Q
(12/25)